Exhibit 99.2 Second Quarter 2021 Financial Review and Analysis (preliminary, unaudited) July 28, 2021 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. July 28, 2021 Second Quarter 2021 Financial Review and Analysis 1Exhibit 99.2 Second Quarter 2021 Financial Review and Analysis (preliminary, unaudited) July 28, 2021 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. July 28, 2021 Second Quarter 2021 Financial Review and Analysis 1

Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. Forward-looking statements also include those related to the acquisition of Vestcom, including its anticipated closing, benefits, financing and effect on our long- term targets and future financial results. We believe that the most significant risk factors that could affect our financial performance in the near-term include: (i) the impacts to underlying demand for our products and/or foreign currency fluctuations from global economic conditions, political uncertainty, changes in environmental standards and governmental regulations, including as a result of the coronavirus/COVID-19 pandemic; (ii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iii) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a significant loss of volume; and (iv) the execution and integration of acquisitions, including the pending acquisition of Vestcom. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but are not limited to, risks and uncertainties relating to the following: ● COVID-19 ● The Vestcom acquisition – our ability to complete the acquisition on the proposed terms or anticipated timeline, including risks and uncertainties related to securing the necessary regulatory approvals, financing and satisfaction of other closing conditions to complete the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement related to the acquisition; significant transaction costs or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the pending acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company after the acquisition closes; effects related to the announcement or completion of the acquisition on the market price of our common stock; and the possibility that, if we do not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of our common stock could decline ● International Operations – worldwide and local economic and market conditions; changes in political conditions; and fluctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets ● Our Business – changes in our markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; fluctuations in demand affecting sales to customers; execution and integration of acquisitions, including the pending acquisition of Vestcom; selling prices; fluctuations in the cost and availability of raw materials and energy; the impact of competitive products and pricing; customer and supplier concentrations or consolidations; financial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; and collection of receivables from customers ● Income Taxes – fluctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets ● Information Technology – disruptions in information technology systems, including cyber-attacks or other intrusions to network security; successful installation of new or upgraded information technology systems; and data security breaches ● Human Capital – recruitment and retention of employees; fluctuations in employee benefit costs; and collective labor arrangements ● Our Indebtedness – credit risks; our ability to obtain adequate financing arrangements and maintain access to capital; volatility of financial markets; fluctuations in interest rates; and compliance with our debt covenants ● Ownership of Our Stock – potential significant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of intellectual property and impact of legal and regulatory proceedings, including with respect to environmental, health and safety, anti-corruption and trade compliance ● Other Financial Matters – fluctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2020 Form 10-K, filed with the Securities and Exchange Commission on February 25, 2021, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law. July 28, 2021 Second Quarter 2021 Financial Review and Analysis 2Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. Forward-looking statements also include those related to the acquisition of Vestcom, including its anticipated closing, benefits, financing and effect on our long- term targets and future financial results. We believe that the most significant risk factors that could affect our financial performance in the near-term include: (i) the impacts to underlying demand for our products and/or foreign currency fluctuations from global economic conditions, political uncertainty, changes in environmental standards and governmental regulations, including as a result of the coronavirus/COVID-19 pandemic; (ii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iii) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a significant loss of volume; and (iv) the execution and integration of acquisitions, including the pending acquisition of Vestcom. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but are not limited to, risks and uncertainties relating to the following: ● COVID-19 ● The Vestcom acquisition – our ability to complete the acquisition on the proposed terms or anticipated timeline, including risks and uncertainties related to securing the necessary regulatory approvals, financing and satisfaction of other closing conditions to complete the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement related to the acquisition; significant transaction costs or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the pending acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company after the acquisition closes; effects related to the announcement or completion of the acquisition on the market price of our common stock; and the possibility that, if we do not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of our common stock could decline ● International Operations – worldwide and local economic and market conditions; changes in political conditions; and fluctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets ● Our Business – changes in our markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; fluctuations in demand affecting sales to customers; execution and integration of acquisitions, including the pending acquisition of Vestcom; selling prices; fluctuations in the cost and availability of raw materials and energy; the impact of competitive products and pricing; customer and supplier concentrations or consolidations; financial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; and collection of receivables from customers ● Income Taxes – fluctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets ● Information Technology – disruptions in information technology systems, including cyber-attacks or other intrusions to network security; successful installation of new or upgraded information technology systems; and data security breaches ● Human Capital – recruitment and retention of employees; fluctuations in employee benefit costs; and collective labor arrangements ● Our Indebtedness – credit risks; our ability to obtain adequate financing arrangements and maintain access to capital; volatility of financial markets; fluctuations in interest rates; and compliance with our debt covenants ● Ownership of Our Stock – potential significant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of intellectual property and impact of legal and regulatory proceedings, including with respect to environmental, health and safety, anti-corruption and trade compliance ● Other Financial Matters – fluctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2020 Form 10-K, filed with the Securities and Exchange Commission on February 25, 2021, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law. July 28, 2021 Second Quarter 2021 Financial Review and Analysis 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures as defined by SEC rules. We report our financial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. These non-GAAP financial measures are intended to supplement the presentation of our financial results that are prepared in accordance with GAAP. Based upon feedback from investors and financial analysts, we believe that the supplemental non-GAAP financial measures we provide are useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the financial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-10 to news release dated July 28, 2021). Our non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it difficult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal proceedings, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on investments, and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP financial measures recur, they tend to be disparate in amount, frequency, or timing. We use these non-GAAP financial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for a single period and full year, as applicable. We use the non-GAAP financial measures described below in the accompanying news release and presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation, and, where applicable, the calendar shift resulting from the extra week in the prior fiscal year and currency adjustment for transitional reporting of highly inflationary economies. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency fluctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of product line exits, acquisitions and divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. • Adjusted operating income refers to income before taxes; interest expense; other non-operating expense (income), net; and other expense (income), net. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to significantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to the enactment of the U.S. Tax Cuts and Jobs Act ( TCJA ), where applicable, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by weighted average number of common shares outstanding, assuming dilution. We believe that adjusted operating margin, adjusted EBITDA margin, adjusted net income, and adjusted EPS assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Net debt to adjusted EBITDA ratio refers to total debt (including finance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Free cash flow refers to cash flow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. We believe that free cash flow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. This document has been furnished (not filed) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com July 28, 2021 Second Quarter 2021 Financial Review and Analysis 3

Second Quarter 2021 Review Strong results across portfolio amidst dynamic environment; raising outlook for 2021 Announced agreement to acquire Vestcom, a high growth, high margin business for $1.45 billion Reported sales increased 38% ● Sales growth ex. currency (non-GAAP) of 29%; organic sales growth (non-GAAP) of 28% ● Compared to 2019, sales growth ex. currency of 14%; organic sales growth of 11% ● RBIS and IHM rebounded significantly from prior year lows; continued strong volume in LPM Reported operating margin of 12.8%, up 470 bps ● Adj. EBITDA margin (non-GAAP) of 15.4%, up 140 bps; adj. operating margin (non-GAAP) of 12.8%, up 210 bps driven by significantly higher volume, partially offset by headwind from temporary cost reductions in 2020 ● Inflation trending higher than expected, additional pricing actions being implemented Reported EPS of $2.19, up 131%; adj. EPS (non-GAAP) of $2.25, up 77%, ~10 cents above our expectations FY21 adj. EPS guidance raised to $8.65 to $8.95, reflecting higher full-year growth assumption ● Increased organic sales growth outlook to 13% to 15% ● Raised 2H EPS outlook by ~10 cents July 28, 2021 Second Quarter 2021 Financial Review and Analysis 4

Operational/Market Update Parts of the world are experiencing a resurgence in COVID-19 cases ● Greatest near-term challenge in certain RBIS locations in Asia Safety and well-being of employees remains our top priority ● World-class safety protocols implemented; continue to adapt as pandemic evolves Actively managing dynamic supply and demand environment ● Demand across majority of businesses/regions remains very strong ● Raw materials, freight and labor availability (particularly in the U.S.) continue to be constrained ● Lead times remain elevated given demand and supply imbalance ● Leveraging our global scale and working closely with customers/suppliers to minimize disruptions Inflation remains persistent across all businesses ● Anticipate high-single digit rate of inflation for FY21 ● Q3 sequential inflation expected to be mid-to-high single digit rate ● Pricing and material re-engineering actions being implemented; targeting to offset inflation by Q4 Team continues to demonstrate agility, leveraging robust scenario planning July 28, 2021 Second Quarter 2021 Financial Review and Analysis 5Operational/Market Update Parts of the world are experiencing a resurgence in COVID-19 cases ● Greatest near-term challenge in certain RBIS locations in Asia Safety and well-being of employees remains our top priority ● World-class safety protocols implemented; continue to adapt as pandemic evolves Actively managing dynamic supply and demand environment ● Demand across majority of businesses/regions remains very strong ● Raw materials, freight and labor availability (particularly in the U.S.) continue to be constrained ● Lead times remain elevated given demand and supply imbalance ● Leveraging our global scale and working closely with customers/suppliers to minimize disruptions Inflation remains persistent across all businesses ● Anticipate high-single digit rate of inflation for FY21 ● Q3 sequential inflation expected to be mid-to-high single digit rate ● Pricing and material re-engineering actions being implemented; targeting to offset inflation by Q4 Team continues to demonstrate agility, leveraging robust scenario planning July 28, 2021 Second Quarter 2021 Financial Review and Analysis 5

Quarterly Sales Trend Analysis 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Reported Sales Change (1.0%) (14.9%) (1.8%) 12.3% 19.1% 37.5% Organic Sales Change 0.3% (13.7%) (3.6%) 3.2% 8.8% 28.1% Acquisitions/Divestitures 0.7% 1.7% 2.3% 2.0% 2.1% 1.1% Sales Change Ex. Currency* 1.0% (12.0%) (1.3%) 5.2% 10.9% 29.2% Extra Week Impact - - - 4.9% 3.8% - Currency Translation (1.9%) (2.9%) (0.5%) 2.3% 4.4% 8.3% Reported Sales Change* (1.0%) (14.9%) (1.8%) 12.3% 19.1% 37.5% *Totals may not sum due to rounding. July 28, 2021 Second Quarter 2021 Financial Review and Analysis 6Quarterly Sales Trend Analysis 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Reported Sales Change (1.0%) (14.9%) (1.8%) 12.3% 19.1% 37.5% Organic Sales Change 0.3% (13.7%) (3.6%) 3.2% 8.8% 28.1% Acquisitions/Divestitures 0.7% 1.7% 2.3% 2.0% 2.1% 1.1% Sales Change Ex. Currency* 1.0% (12.0%) (1.3%) 5.2% 10.9% 29.2% Extra Week Impact - - - 4.9% 3.8% - Currency Translation (1.9%) (2.9%) (0.5%) 2.3% 4.4% 8.3% Reported Sales Change* (1.0%) (14.9%) (1.8%) 12.3% 19.1% 37.5% *Totals may not sum due to rounding. July 28, 2021 Second Quarter 2021 Financial Review and Analysis 6

Quarterly Sales Trend Analysis (cont.) Organic Sales Change 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 LGM 2% (5%) (3%) 4% 8% 16% LPM 3% 0% (2%) 5% 7% 12% Graphics & Reflective (5%) (31%) (8%) (5%) 9% 49% RBIS* (1%) (36%) (5%) 3% 9% 72% IHM (8%) (21%) (8%) 1% 16% 33% Total Company 0% (14%) (4%) 3% 9% 28% Total Company 1% (12%) (1%) 5% 11% 29% Sales Change Ex. Currency * Q2 2021 Intelligent Labels sales up ~65% on organic basis compared to prior year (up ~40% vs. 2019) July 28, 2021 Second Quarter 2021 Financial Review and Analysis 7Quarterly Sales Trend Analysis (cont.) Organic Sales Change 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 LGM 2% (5%) (3%) 4% 8% 16% LPM 3% 0% (2%) 5% 7% 12% Graphics & Reflective (5%) (31%) (8%) (5%) 9% 49% RBIS* (1%) (36%) (5%) 3% 9% 72% IHM (8%) (21%) (8%) 1% 16% 33% Total Company 0% (14%) (4%) 3% 9% 28% Total Company 1% (12%) (1%) 5% 11% 29% Sales Change Ex. Currency * Q2 2021 Intelligent Labels sales up ~65% on organic basis compared to prior year (up ~40% vs. 2019) July 28, 2021 Second Quarter 2021 Financial Review and Analysis 7

Second Quarter Sales Growth and Operating Margin Comparison

Second Quarter Sales Growth	Reported	Ex. Currency ('21 vs. '20)	Ex. Currency ('21 vs. '19)	Organic ('21 vs. '20)	Organic ('21 vs. '19)
Label and Graphic Materials	24.9%	16.8%	11.0%	16.1%	10.7%
Retail Branding and Information Solutions	79.5%	72.5%	25.2%	72.2%	14.1%
Industrial and Healthcare Materials	48.8%	39.3%	10.7%	32.9%	5.6%
Total Company	**37.5%**	**29.2%**	**14.3%**	**28.1%**	**11.0%**

	Operating Margin Reported			Operating Margin Adj. (Non-GAAP)			EBITDA Margin Adj. (Non-GAAP)		
	2Q21	2Q20	2Q19	2Q21	2Q20	2Q19	2Q21	2Q20	2Q19
Label and Graphic Materials	16.6%	12.5%	13.4%	14.5%	14.8%	13.8%	16.6%	17.2%	15.9%
Retail Branding and Information Solutions	8.0%	(3.6%)	12.0%	13.1%	0.7%	12.5%	16.8%	6.7%	15.6%
Industrial and Healthcare Materials	11.5%	5.7%	9.6%	11.7%	6.8%	10.5%	15.3%	11.6%	14.4%
Total Company	**12.8%**	**8.1%**	**11.6%**	**12.8%**	**10.7%**	**12.1%**	**15.4%**	**14.0%**	**14.6%**

July 28, 2021 Second Quarter 2021 Financial Review and Analysis AVERY DENNISON 8

Second Quarter 2021 Results Label and Graphic Materials 2020 Sales by Product Reported sales increased 25% to $1.4 bil. Base (Label & Graphics) High Value Sales were up 17% ex. currency and 16% organically Specialty/Durables Labels Categories ● Label and Packaging Materials up 12% organically, with strong growth Specialty Graphics in both the high value product categories and the base business ~32% ● Combined Graphics and Reflective Solutions up 49% organically Reflectives ● Organically, North America up high-single digits, Western Europe up mid-teens, and emerging markets up ~20% Reported operating margin increased 410 bps to 16.6% ● Adjusted operating margin decreased 30 bps to 14.5%, driven by net impact of pricing and raw material costs and higher employee-related 2020 Sales by Geography costs, partially offset by higher volume/mix U.S. & Canada Emerging Western Europe Markets E. Europe & MENA ~40% Asia Pacific Latin America July 28, 2021 Second Quarter 2021 Financial Review and Analysis 9 9 End Market Product CategorySecond Quarter 2021 Results Label and Graphic Materials 2020 Sales by Product Reported sales increased 25% to $1.4 bil. Base (Label & Graphics) High Value Sales were up 17% ex. currency and 16% organically Specialty/Durables Labels Categories ● Label and Packaging Materials up 12% organically, with strong growth Specialty Graphics in both the high value product categories and the base business ~32% ● Combined Graphics and Reflective Solutions up 49% organically Reflectives ● Organically, North America up high-single digits, Western Europe up mid-teens, and emerging markets up ~20% Reported operating margin increased 410 bps to 16.6% ● Adjusted operating margin decreased 30 bps to 14.5%, driven by net impact of pricing and raw material costs and higher employee-related 2020 Sales by Geography costs, partially offset by higher volume/mix U.S. & Canada Emerging Western Europe Markets E. Europe & MENA ~40% Asia Pacific Latin America July 28, 2021 Second Quarter 2021 Financial Review and Analysis 9 9 End Market Product Category

Second Quarter 2021 Results Retail Branding and Information Solutions 2020 Sales by Product Reported sales increased 80% to $529 mil. Base Tags & Labels High Value Sales were up 73% ex. currency and 72% organically Intelligent Labels Categories ● Strong growth in both the high value product categories and the Ext. Embellishments base business ~37% (1) ● Intelligent Labels up ~65% organically (up ~40% vs. 2019) AIDC Solutions Reported operating margin increased 1160 bps to 8.0% ● Adjusted operating margin increased 1240 bps to 13.1%, as benefits from higher volume and productivity more than offset the headwind from prior year temporary cost reduction actions, higher employee-related costs and growth investments 2020 Sales by Geography U.S. & Canada Europe Asia Pacific Latin America July 28, 2021 Second Quarter 2021 Financial Review and Analysis 10 10 (1) Automatic Identification and Data Capture (“AIDC”) Estimated End Market Product CategorySecond Quarter 2021 Results Retail Branding and Information Solutions 2020 Sales by Product Reported sales increased 80% to $529 mil. Base Tags & Labels High Value Sales were up 73% ex. currency and 72% organically Intelligent Labels Categories ● Strong growth in both the high value product categories and the Ext. Embellishments base business ~37% (1) ● Intelligent Labels up ~65% organically (up ~40% vs. 2019) AIDC Solutions Reported operating margin increased 1160 bps to 8.0% ● Adjusted operating margin increased 1240 bps to 13.1%, as benefits from higher volume and productivity more than offset the headwind from prior year temporary cost reduction actions, higher employee-related costs and growth investments 2020 Sales by Geography U.S. & Canada Europe Asia Pacific Latin America July 28, 2021 Second Quarter 2021 Financial Review and Analysis 10 10 (1) Automatic Identification and Data Capture (“AIDC”) Estimated End Market Product Category

Second Quarter 2021 Results Industrial and Healthcare Materials 2020 Sales by Product Reported sales increased 49% to $197 mil. Automotive Sales were up 39% ex. currency and 33% organically High Value Other Industrial Categories ● Industrial categories up ~60%, driven largely by strength in Healthcare automotive ~74% ● Healthcare down high-single digits, driven by a tougher Retail comparison in personal care tapes Reported operating margin increased 580 bps to 11.5% ● Adjusted operating margin increased 490 bps to 11.7%, as benefit from higher volume/mix more than offset the headwind from prior year temporary cost reduction actions and higher employee- related costs 2020 Sales by Geography U.S. & Canada Europe Asia Pacific Latin America July 28, 2021 Second Quarter 2021 Financial Review and Analysis 11 11 Estimated End Market Product CategorySecond Quarter 2021 Results Industrial and Healthcare Materials 2020 Sales by Product Reported sales increased 49% to $197 mil. Automotive Sales were up 39% ex. currency and 33% organically High Value Other Industrial Categories ● Industrial categories up ~60%, driven largely by strength in Healthcare automotive ~74% ● Healthcare down high-single digits, driven by a tougher Retail comparison in personal care tapes Reported operating margin increased 580 bps to 11.5% ● Adjusted operating margin increased 490 bps to 11.7%, as benefit from higher volume/mix more than offset the headwind from prior year temporary cost reduction actions and higher employee- related costs 2020 Sales by Geography U.S. & Canada Europe Asia Pacific Latin America July 28, 2021 Second Quarter 2021 Financial Review and Analysis 11 11 Estimated End Market Product Category

2021 EPS Guidance

	Previous	Updated
Reported EPS	$8.25 – $8.65	$8.50 – $8.80
Add Back: **Est. restructuring costs and other items**	~$0.15	~$0.15
Adjusted EPS (non-GAAP)	$8.40 – $8.80	$8.65 – $8.95

Contributing Factors to 2021 Results

- Reported sales growth of 16% to 18%; ~3.5% currency tailwind; ~1.5% extra week impact headwind
    - Ex. currency growth of 14% to 16%; ~1% benefit from M&A
    - Organic sales growth of 13% to 15% (previously 8% to 10%)
- Closed acquisitions expected to provide inorganic benefit of $0.10 to $0.15
- FY headwind of ~$0.15 from calendar shift (Q1 tailwind of ~$0.15, Q4 headwind of ~$0.30)
- Currency translation benefit to operating income of ~$35 mil., (previously ~$25 mil.)
- Incremental savings of $60+ mil. from restructuring actions, net of transition costs (previously ~$70 mil.)
    - In light of strong demand, delaying certain projects
- Pace of investment expected to accelerate throughout the year
- Tax rate in mid-twenty percent range; avg. shares outstanding (assuming dilution) of ~83.5 mil.
- Free cash flow of $700+ mil. (previously $675+ mil.)

July 28, 2021 Second Quarter 2021 Financial Review and Analysis AVERY DENNISON 12

Note: 2021 estimates do not include the impact of Vestcom; deal is expected to close in Q3 subject to regulatory approvals and other customary closing conditions

Vestcom Acquisition Overview July 28, 2021 Second Quarter 2021 Financial Review and Analysis 13

Vestcom builds on RBIS pricing and data management capabilities and expands presence in high value categories ● Highly synergistic adjacency to RBIS ○ Expands RBIS’ role in processing/managing variable data in adjacent markets ● Accelerates AVY portfolio shift to high value categories ● Strong track record across cycles ○ Above company average organic growth ○ Above company average margin, including synergies ● Opportunity to accelerate our Intelligent Labels strategy, particularly in Food ○ Provides strong channel access to targeted market segments ○ Enables further evolution of our data solutions and digital journey, building on our acquisition of ZippyYum and recent launch of atma.io July 28, 2021 Second Quarter 2021 Financial Review and Analysis 14Vestcom builds on RBIS pricing and data management capabilities and expands presence in high value categories ● Highly synergistic adjacency to RBIS ○ Expands RBIS’ role in processing/managing variable data in adjacent markets ● Accelerates AVY portfolio shift to high value categories ● Strong track record across cycles ○ Above company average organic growth ○ Above company average margin, including synergies ● Opportunity to accelerate our Intelligent Labels strategy, particularly in Food ○ Provides strong channel access to targeted market segments ○ Enables further evolution of our data solutions and digital journey, building on our acquisition of ZippyYum and recent launch of atma.io July 28, 2021 Second Quarter 2021 Financial Review and Analysis 14

Vestcom Overview

Intro video

Market-leading provider of pricing and branded labeling solutions for the retail shelf-edge, powered by advanced data management capabilities

- Proven, consistent, **strong growth and margin** business with significant growth opportunity/white space ahead
- Track record of **delivering strong ROI for customers** through productivity and increased revenue
- Leading provider of **productivity solutions** for executing pricing and planogram changes at shelf edge
- **Consumer engagement** solutions enable sales lift through high impact pricing promotions and branding
- **Long-term exclusive relationships** with market-leading retailers
- **Strong data management capabilities** that streamline the processing of billions of pricing updates monthly

Shelf-Edge Solutions

- Price Communication
- Planogram Compliance
- Branded Content
- Promotional Campaigns



Data Management Capabilities

Data Integration	Data Processing	Media / Label Production	Shipping & Log
***Billions** of updates/month*	***1+ million** client files processed/month*	***Thousands** of labels/store/week*	***<24 hour** turnaround*

End Market Revenue Mix

~$400M

Annual Revenue


Other
Dollar Stores ~15%
Grocery Stores ~55%
Drug Stores ~25%

July 28, 2021 Second Quarter 2021 Financial Review and Analysis
AVERY DENNISON 15

Vestcom enables optimized execution & consumer engagement at the shelf-edge

SOLUTIONS FOR RETAILERS			SOLUTIONS FOR RETAILERS AND BRANDS
stackz®	**shelfStrips®**	**adSigns®**	**shelfAdz®**
Overview			Overview
			
Self-adhering labels come pre-cut and stacked in walk sequence Enables employees to execute price and promotion changes efficiently and accurately	Display planograms at the shelf edge, reducing time and increasing compliance of resets Clear visuals guide stockers to quickly and accurately fill shelves	Signage across the store delivered in a single kit with price integration and store-level specifications Amplifies existing shelf communications with smarter, data-driven signage	Joint marketing vehicle for retailers and CPGs to highlight brand campaigns, promotions, digital offers and new product introductions
			
REDUCTION in tag turnover time	REDUCTION in shelf set time	print & labor SAVINGS	SALES LIFT

July 28, 2021 Second Quarter 2021 Financial Review and Analysis AVERY DENNISON 16

Transaction Summary

Business	• AVY to acquire Vestcom, the industry-leading provider of shelf-edge solutions • Based in Little Rock, Arkansas with ~1200 employees • ~$400 million 2021E revenue business within RBIS segment (vast majority in U.S.)
Terms	• Purchase price $1.45 billion; cash transaction, subject to customary adjustments • Expected to close in Q3 2021, subject to regulatory approvals and other customary closing conditions
Financing	• Anticipate funding with cash and debt • Net Debt to EBITDA at year-end 2021 projected at the low-end of targeted range • Capital allocation strategy remains unchanged with continued ample capacity
Financial Impact	• Consistent high single-digit long-term organic revenue CAGR • Accretive to AVY EBITDA margin, incl. synergies; purchase multiple below AVY multiple • Accretive to 2022 EPS, net of purchase accounting/amortization and financing costs

July 28, 2021 Second Quarter 2021 Financial Review and Analysis AVERY DENNISON 17

Thank you July 28, 2021 Second Quarter 2021 Financial Review and Analysis 13 © 2020 Avery Dennison Corporation. All rights reserved. Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of their respective owners. Fortune 500® is a trademark of Time, Inc. Branding and other information on any samples depicted is fictitious. Any resemblance to actual names is purely coincidental.Thank you July 28, 2021 Second Quarter 2021 Financial Review and Analysis 13 © 2020 Avery Dennison Corporation. All rights reserved. Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of their respective owners. Fortune 500® is a trademark of Time, Inc. Branding and other information on any samples depicted is fictitious. Any resemblance to actual names is purely coincidental.